Exhibit 99.1

October 19, 2023

PACWEST BANCorp and BaNC OF CALIFORNIA RECEIVE FINAL REGULATORY APPROVAL FOR MERGER

FOR IMMEDIATE RELEASE

LOS ANGELES, Calif.--(GLOBE NEWSWIRE)--PacWest Bancorp (“PacWest”) (Nasdaq: PACW) today announced that the Board of Governors of the Federal Reserve System granted its approval of the previously announced combination of PacWest and Banc of California, Inc. (“Banc of California”) and their respective bank subsidiaries, Pacific Western Bank and Banc of California, N.A. In addition, on October 5, 2023, the California Department of Financial Protection and Innovation granted its approval of Banc of California acquiring control of Pacific Western Bank and of the merger of Banc of California, N.A. and Pacific Western Bank. No further regulatory approvals are required to complete the proposed transaction. The consummation of the proposed transaction is expected to close before the end of 2023, subject to the satisfaction of the remaining closing conditions set forth in the merger agreement governing the transaction, including receipt of the requisite stockholder approvals.

“The receipt of regulatory approvals marks an important milestone on our transaction timeline,” said Paul Taylor, President and Chief Executive Officer of PacWest. “We are appreciative of the efforts of the Federal Reserve and the California DFPI to quickly review and approve this strategic transaction, which will deliver significant immediate and long term value to PacWest’s stockholders, customers, communities and employees.”

Following the closing and the balance sheet repositioning, the combined company is expected to have approximately $36 billion in assets, $25 billion in total loans, $30 billion in total deposits and more than 70 branches in California as well as branches in North Carolina and Colorado.

About PacWest Bancorp

PacWest is a bank holding company headquartered in Los Angeles, California, with an executive office in Denver, Colorado, with one wholly-owned banking subsidiary, Pacific Western Bank. Pacific Western Bank is a relationship-based community bank focused on providing business banking and treasury management services to small, middle-market, and venture-backed businesses. Pacific Western Bank offers a broad range of loan and lease and deposit products and services through full-service branches throughout California and in Durham, North Carolina and Denver, Colorado, and loan production offices around the country. For more information about PacWest Bancorp or Pacific Western Bank, visit www.pacwest.com.

About Banc of California, Inc.

Banc of California, Inc. (NYSE: BANC) is a bank holding company with $9.37 billion in assets at June 30, 2023 and one wholly-owned banking subsidiary, Banc of California, N.A. (the “Bank”). The Bank has 32 offices including 26 full-service branches located throughout Southern California. Through our dedicated professionals, we provide customized and innovative banking and lending solutions to businesses, entrepreneurs and individuals throughout California, and full stack payment processing solution through our subsidiary Deepstack Technologies. We help to improve the communities where we live and work, by supporting organizations that provide financial literacy and job training, small business support and affordable housing. With a commitment to service and to building enduring relationships, we provide a higher standard of banking. We look forward to helping you achieve your goals. For more information, please visit us at www.bancofcal.com.

Cautionary Statements Regarding Forward-Looking Information

This communication contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between PacWest and Banc of California and the proposed investment by Warburg Pincus LLC and Centerbridge Partners, L.P. (collectively, the “Investors”) in equity securities of Banc of California pursuant to the investment agreements entered into between the Investors and Banc of California (the “Investment Agreements”). Forward-looking statements may be identified by the use of the words such as “ estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “strategy,” “future,” “opportunity,” “may,” “could,” “target,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. These forward-looking statements include, but are not limited to, statements regarding the proposed transaction between PacWest and Banc of California and the proposed investment by the Investors, including statements as to the expected timing, completion and effects of the proposed transaction. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of PacWest’s and Banc of California’s management and are not predictions of actual performance, and, as a result, are subject to risks and uncertainties. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict, may differ from assumptions and many are beyond the control of PacWest and Banc of California. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including obtaining the requisite approval of the PacWest stockholders and Banc of California stockholders within the time period provided in the Agreement and Plan of Merger, dated July 25, 2023, by and among PacWest, Banc of California and Cal Merger Sub, Inc. (the “Merger Agreement”); (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement or the Investment Agreements; (iv) the inability to obtain alternative capital in the event it becomes necessary to complete the proposed transaction; (v) the effect of the announcement or pendency of the proposed transaction on PacWest’s and Banc of California’s business relationships, operating results and business generally; (vi) risks that the proposed transaction disrupts current plans and operations of PacWest and Banc of California; (vii) potential difficulties in retaining PacWest and Banc of California customers and employees as a result of the proposed transaction; (viii) PacWest’s and Banc of California’s estimates of their financial performance; (ix) changes in general economic conditions; (x) changes in the interest rate environment, including the recent increases in the Board of Governors of the Federal Reserve System benchmark rate and duration at which such increased interest rate levels are maintained, which could adversely affect PacWest’s and Banc of California’s revenue and expenses, the value of assets and obligations, and the availability and cost of capital and liquidity; (xi) the impacts of continuing inflation; (xii) the credit risks of lending activities, which may be affected by deterioration in real estate markets and the financial condition of borrowers, and the operational risk of lending activities, including the effectiveness of PacWest’s and Banc of California’s underwriting practices and the risk of fraud; (xiii) fluctuations in the demand for loans; (xiv) the ability to develop and maintain a strong core deposit base or other low cost funding sources necessary to fund PacWest’s and Banc of California’s activities particularly in a rising or high interest rate environment; (xv) the rapid withdrawal of a significant amount of deposits over a short period of time; (xvi) results of examinations by regulatory authorities of PacWest or Banc of California and the possibility that any such regulatory authority may, among other things, limit PacWest’s or Banc of California’s business activities, restrict PacWest’s or Banc of California’s ability to invest in certain assets, refrain from issuing an approval or non-objection to certain capital or other actions, increase PacWest’s or Banc of California’s allowance for credit losses, result in write-downs of asset values, restrict PacWest’s or Banc of California’s ability or that of PacWest’s or Banc of California’s bank subsidiary to pay dividends, or impose fines, penalties or sanctions; (xvii) the impact of bank failures or other adverse developments at other banks on general investor sentiment regarding the stability and liquidity of banks; (xviii) changes in the markets in which PacWest and Banc of California compete, including with respect to the competitive landscape, technology evolution or regulatory changes; (xix) changes in consumer spending, borrowing and saving habits; (xx) slowdowns in securities trading or shifting demand for security trading products; (xxi) the impact of natural disasters or health epidemics; (xxii) legislative or regulatory changes; (xxiii) impact of operating in a highly competitive industry; (xxiv) reliance on third party service providers; (xxv) competition in retaining key employees; (xxvi) risks related to data security and privacy, including the impact of any data security breaches, cyberattacks, employee or other internal misconduct, malware, phishing or ransomware, physical security breaches, natural disasters, or similar disruptions; (xxvii) changes to accounting principles and guidelines; (xxviii) potential litigation relating to the proposed transaction that could be instituted against PacWest, Banc of California or their respective directors and officers, including the effects of any outcomes related thereto; (xxix) volatility in the trading price of PacWest’s or Banc of California’s securities; (xxx) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; and (xxxi) unexpected costs, charges or expenses resulting from the proposed transaction. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Banc of California’s registration statement on Form S-4, as amended, that contains a preliminary joint proxy statement/prospectus discussed below, and other documents filed by PacWest or Banc of California from time to time with the U.S. Securities and Exchange Commission (the “SEC”). These filings do and will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. If any of these risks materialize or our assumptions prove incorrect, actual events and results could differ materially from those contained in the forward-looking statements. There may be additional risks that neither PacWest nor Banc of California presently knows or that PacWest or Banc of California currently believes are immaterial that could also cause actual events and results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect PacWest’s and Banc of California’s expectations, plans or forecasts of future events and views as of the date of this communication. PacWest and Banc of California anticipate that subsequent events and developments will cause PacWest’s and Banc of California’s assessments to change. While PacWest and Banc of California may elect to update these forward-looking statements at some point in the future, PacWest and Banc of California specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing PacWest’s and Banc of California’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements. Forward-looking statements speak only as of the date they are made. Neither PacWest nor Banc of California gives any assurance that either PacWest or Banc of California, or the combined company, will achieve the results or other matters set forth in the forward-looking statements.

No Offer or Solicitation

This communication is not a proxy statement or solicitation or a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of PacWest, Banc of California or the combined company, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

This communication relates to the proposed transaction between PacWest and Banc of California and the proposed investment in Banc of California by Investors. On August 28, 2023, Banc of California filed a registration statement on Form S-4 with the SEC (as amended on September 29, 2023, and further amended on October 16, 2023 and October 19, 2023), which includes a preliminary joint proxy statement/prospectus to be distributed to holders of PacWest’s common stock and Banc of California’s common stock in connection with PacWest’s and Banc of California’s solicitation of proxies for the vote by PacWest’s stockholders and Banc of California’s stockholders with respect to the proposed transaction and also constitutes a preliminary prospectus of PacWest. These materials are not yet final and may be further amended. After the registration statement is declared effective, PacWest and Banc of California will mail a definitive joint proxy statement/prospectus to their respective stockholders that, as of the applicable record date, are entitled to vote on the matters being considered at the PacWest stockholder meeting and at the Banc of California stockholder meeting, as applicable. PacWest or Banc of California may also file other documents with the SEC regarding the proposed transaction.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE ENTIRE REGISTRATION STATEMENT AND PRELIMINARY JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO), AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AND THE DEFINITIVE VERSIONS THEREOF (WHEN THEY BECOME AVAILABLE), AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO SUCH DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of the registration statement, the preliminary joint proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by PacWest or Banc of California through the website maintained by the SEC at www.sec.gov.

The documents filed by PacWest or Banc of California with the SEC also may be obtained free of charge at PacWest’s or Banc of California’s website at https://investors.bancofcal.com, under the heading “Financials and Filings” or www.pacwestbancorp.com, under the heading “SEC Filings” , respectively, or upon written request to PacWest, Attention: Investor Relations, 9701 Wilshire Boulevard, Suite 700, Beverly Hills, CA 90212 or Banc of California, Attention: Investor Relations, 3 MacArthur Place, Santa Ana, CA 92707, respectively.

Participants in Solicitation

PacWest and Banc of California and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from PacWest’s stockholders or Banc of California’s stockholders in connection with the proposed transaction under the rules of the SEC. PacWest’s stockholders, Banc of California’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the names, affiliations and interests of directors and executive officers of PacWest and Banc of California in Banc of California’s registration statement on Form S-4, as amended, as well other documents filed by PacWest or Banc of California from time to time with the SEC. Other information regarding persons who may, under the rules of the SEC, be deemed the participants in the proxy solicitation of PacWest’s or Banc of California’s stockholders in connection with the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, is included in the preliminary joint proxy statement/prospectus and will be contained in other relevant materials to be filed with the SEC regarding the proposed transaction (if and when they become available). You may obtain free copies of these documents at the SEC’s website at www.sec.gov. Copies of documents filed with the SEC by PacWest or Banc of California will also be available free of charge from PacWest or Banc of California using the contact information above.

CONTACTS

Kevin L. Thompson Executive Vice President, Chief Financial Officer 303.802.8934	William J. Black Executive Vice President, Strategy and Corporate Development 919.597.7466